UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2019

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Item 9.01.	Financial Statements and Exhibits

SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2019, at the 2019 Annual Meeting of the Stockholders of PDF Solutions, Inc. (the “Company”), the stockholders of the Company approved the Fifth Amended and Restated 2011 Stock Incentive Plan (the “Fifth Amended 2011 Plan”), effective as of such date, which, among other changes, increased the number of shares reserved for issuance under the Fifth Amended 2011 Plan by 1,250,000 shares. A description of the material terms of the Fifth Amended 2011 Plan is set forth under the heading “Proposal 3 – Approval of the Fifth Amended and Restated 2011 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019 (the “Proxy Statement”), which description is hereby incorporated by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Fifth Amended 2011 Plan, a copy of which is filed as Appendix A to the Company’s Proxy Statement and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 28, 2019, at the 2019 Annual Meeting of Stockholders, the stockholders of the Company elected each of the director nominees and approved proposals 2, 3 and 4. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, dated April 30, 2019.

Proposal No. 1 Election of Class III Directors:

NOMINEES FOR CLASS III DIRECTORS	FOR	AGAINST/WITHHELD	BROKER NON-VOTES
John K. Kibarian	24,449,573	1,970,953	4,581,434
Michael B. Gustafson	24,352,123	2,068,403	4,581,434

Proposal No. 2 Ratification of the appointment of BPM LLP as the Independent Registered Public Accounting Firm for the Company or the fiscal year ending December 31, 2019:

FOR	AGAINST	ABSTAIN
30,996,913	4,797	250

Proposal No. 3 Approval of the Company’s Fifth Amended and Restated 2011 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,620,694	11,372,259	427,573	4,581,434

Proposal No. 4 Approval, by non-binding vote, of the 2018 compensation awarded to our Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,434,509	1,984,328	1,689	4,581,434

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.20. PDF Solutions, Inc.’s Fifth Amended and Restated 2011 Stock Incentive Plan, filed as Appendix A to the Company’s Proxy Statement filed on April 30, 2019, and incorporated herein by reference.†

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Christine Russell
Christine Russell EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: May 31, 2019